                                                                    EXHIBIT 10.1

                               PINKERTON'S, INC.

                              SECOND AMENDMENT TO
                          REVOLVING CREDIT AGREEMENT


         This SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "AMENDMENT") is dated as of June 27, 1997 and entered into by and among Pinkerton's, Inc., a Delaware corporation (the "COMPANY"), the Designated Subsidiaries (as defined in the Credit Agreement referred to below), the financial institutions listed on the signature pages hereof (the "LENDERS") and Citicorp USA, Inc., as agent for the Lenders (the "AGENT"), and, for purposes of Section 5 hereof, the Subsidiary Guarantors listed on the signature pages hereof, and is made with reference to that certain Revolving Credit Agreement dated as of November 21, 1995 as amended to the date hereof (the "CREDIT AGREEMENT"), by and among the Company, the Designated Subsidiaries, the Lenders and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                RECITALS

         WHEREAS, the Company, the Designated Subsidiaries and the Lenders have entered into the Credit Agreement, pursuant to which certain credit facilities were extended to the Company and the Designated Subsidiaries;

         WHEREAS, the Company wishes to finance its acquisition of the assets of the Enterprise Accounts Division of Sensormatic Electronics Corporation in part through the Credit Agreement; and

         WHEREAS, the Company, the Designated Subsidiaries, and the Lenders desire to amend the Credit Agreement to (i) increase the Commitment from $70 million to $100 million; (ii) increase the Senior Debt allowed from $42,850,000 to $100,000,000, and (iii) make certain other amendments as set forth below;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT


         1.1  AMENDMENTS TO ARTICLE I:  DEFINITIONS AND ACCOUNTING TERMS
              ----------------------------------------------------------

         A. Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Financial Institution" therein in its entirety and substituting the following therefor:

         "'FINANCIAL INSTITUTION' means the financial institutions listed on Schedule A of the Second Amendment to the Credit Agreement."

         B. Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Senior Notes" in its entirety and substituting the following therefor:

         "'SENIOR NOTES' means the $60,000,000 aggregate principal amount of 10.35% Senior Notes due June 15, 2000 issued by the Company pursuant to the Senior Note Purchase Agreement and any Senior Notes issued by the Company pursuant to the New Note Purchase Agreement."

         C. Section 1.01 of the Credit Agreement is hereby amended by adding a new definition as follows:

         "'NEW NOTE PURCHASE AGREEMENT' means one or more note purchase agreements entered into between the Company and purchasers of the Company's unsecured senior notes, which note purchase agreements shall contain principal, interest and repayment terms as the Company and such purchasers shall agree upon, and other covenants and conditions no more restrictive on the Company and its Subsidiaries than the terms, covenants and conditions set forth in the Senior Note Purchase Agreement, and which note purchase agreement shall be satisfactory in form and substance to the Majority Lenders, such approval of the Majority Lenders not to be unreasonably withheld."

         1.2  AMENDMENTS TO ARTICLE II: AMOUNTS AND TERMS OF THE ADVANCES
              ------------------------------------------------------------

         A. Subsection 2.01(a) of the Credit Agreement is hereby amended by deleting "on the signature pages hereof" and substituting "on Schedule A of the Second Amendment to the Credit Agreement" therefor.

         1.3  AMENDMENTS TO ARTICLE V: COVENANTS OF THE COMPANY
              -------------------------------------------------

         A. Subsection 5.02(b)(ii) of the Credit Agreement is hereby amended by deleting "$42,850,000" and substituting "$100,000,000" therefor.

         B. Subsection 5.02(e)(iii) of the Credit Agreement is hereby amended by (a) adding the following after "Persons": "(or, in the case of an acquisition of assets, an operating division of a Person)" and (b) adding the following after "$50,000,000": "provided that such amount for the Company's fiscal year ending December 26, 1997 shall be $100,000,000 if (and only if) the Company completes the acquisition of substantially all of the assets of the Enterprise Accounts Division of Sensormatic Electronics Corporation in such fiscal year.

         C. Subsection 5.02(i) of the Credit Agreement is hereby amended by replacing the period at the end of said section by a comma, and adding the following after such comma:

         "or enter into or otherwise agree to any amendment or other variation of the New Note Purchase Agreement that would make the New Note Purchase Agreement more restrictive or would otherwise materially adversely affect the interests of the Lenders or the Issuing Lender under this Agreement."

         SECTION 2.  REALLOCATION OF COMMITMENTS AND A ADVANCES

         On the Second Amendment Effective Date (as defined below), each Lender that has, after giving effect to this Amendment, a larger percentage share of the Aggregate Commitments than it had prior to the effectiveness of this Amendment will, through the Agent, make a payment to the Lenders with smaller percentage shares of the Aggregate Commitments after giving effect to this Amendment, such that each Lender's pro rata share of outstanding A Advances and Letter of Credit Usage is reallocated in accordance with such Lender's pro rata share of the new Aggregate Commitments. Prior to the Effective Date, the Agent will notify each Lender of the amount to be paid or received by it pursuant to this Section 2 on the Effective Date. In the event that any such payment of any A Advance that is a Eurocurrency Rate Advance occurs on a date other than the end of the Eurocurrency Rate Interest Period for such Advance, the Company will indemnify each Lender paying and/or receiving such amounts against any loss (not including loss of anticipated profits), cost or expense incurred by such Lender as a result of such payment.

         SECTION 3.  CONDITIONS TO EFFECTIVENESS

         Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "SECOND AMENDMENT EFFECTIVE DATE"):

         A. On or before the Second Amendment Effective Date, the Company shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Second Amendment Effective
Date:

              1. Certified copies of its Certificate of Incorporation, together with a good standing certificate from the Secretary of State of the State of Delaware, each dated a recent date prior to the Second Amendment Effective Date;

              2. Copies of its Bylaws, certified as of the Second Amendment Effective Date by its corporate secretary or an assistant secretary;

              3. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment certified as of the Second Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

              4. Signature and incumbency certificates of its officers executing this Amendment; and

              5. Executed copies of this Amendment.

         B. The Lenders and their respective counsel shall have received originally executed copies of the favorable written opinion of C. Michael Carter, Esq., counsel for the Company, in form and substance reasonably satisfactory to Agent and its counsel, dated as of the Second Amendment Effective Date and setting forth substantially the matters in the opinions designated in Annex A to this Amendment and as to such other matters as the Agent acting on behalf of the Lenders may reasonably request.

         C. On or before the Second Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Agent, acting on behalf of the Lenders, and its counsel shall be satisfactory in form and substance to the Agent and such counsel, and the Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as the Agent may reasonably request.

         SECTION 4.  COMPANY'S REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

         A. CORPORATE POWER AND AUTHORITY. Each of the Company and the Designated Subsidiaries has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Company and the Designated Subsidiaries.

         C. NO CONFLICT. The execution and delivery by the Company and the Designated Subsidiaries of this Amendment and the performance by the Company and the Designated Subsidiaries of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of the Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of the Agent on behalf of the Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries

         D. GOVERNMENTAL CONSENTS. The execution and delivery by the Company and the Designated Subsidiaries of this Amendment and the performance by the Company and the Designated Subsidiaries of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by the Company and the Designated Subsidiaries and are the legally valid and binding obligations of the Company and the Designated Subsidiaries, enforceable against the Company and the Designated Subsidiaries in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Article IV of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.


         SECTION 5.  ACKNOWLEDGEMENT AND CONSENT

         Each of the Subsidiary Guarantors is a party to a Subsidiary Guaranty and such Subsidiary Guarantor has guarantied the Obligations.

         Each Subsidiary Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Subsidiary Guarantor hereby confirms that the Subsidiary Guaranty to which it is a party or otherwise bound will continue to guaranty to the fullest extent possible the payment and performance of all "Subsidiary Guarantied Obligations" as such term is defined in the applicable Subsidiary Guaranty, including without limitation the payment and performance of all such "Subsidiary Guarantied Obligations" in respect of the Obligations of Company and the Designated Subsidiaries now or hereafter existing under or in respect of the Amended Agreement.

         Each Subsidiary Guarantor acknowledges and agrees that Subsidiary Guaranty to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Subsidiary Guarantor represents and warrants that all representations and warranties contained in the Amended Agreement and the Subsidiary Guaranty to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         Each Subsidiary Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments to the Credit Agreement.

         SECTION 6.  MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

         (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in Section 9.04 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be paid by the Company in accordance with
Section 9.04.

         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by (i) the Majority Lenders, (ii) each Lender whose

Commitment will be increased as a result of this Amendment, and (iii) each of the other parties hereto and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof.


                 [Remainder of page intentionally left blank]


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

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                               PINKERTON'S, INC.


                               By:     /s/ James P. McCloskey
                                   ----------------------------
                               Title:   EVP & CFO
                                      -------------------------


                               PINKERTON'S GMBH


                               By:     /s/ James P. McCloskey
                                   --------------------------------
                               Title:  MANAGING DIRECTOR
                                      -----------------------------


                               PINKERTON NORTH ATLANTIC LIMITED


                               By:     /s/ James P. McCloskey
                                   --------------------------------
                               Title:   DIRECTOR
                                      -----------------------------


                               WKD PINKERTON SECURITY SERVICES GMBH & CO. KG

                               By PINKERTON'S GMBH
                               general partner

                               By:     /s/ James P. McCloskey
                                   ---------------------------------
                               Title:  MANAGING DIRECTOR
                                      ------------------------------

                               PINKERTON MANAGEMENT CORPORATION (for purposes of
                               Section 3 only) as a Subsidiary Guarantor

                               By:     /s/ Gary J. Hasenbank
                                    --------------------------------
                               Title:   VICE PRESIDENT
                                      ------------------------------

                               PINKERTON SERVICE CORPORATION (for purposes of
                               Section 3 only) as a Subsidiary Guarantor

                               By:    /s/ Gary J. Hasenbank
                                   -----------------------------
                               Title:  VICE PRESIDENT
                                      --------------------------


                               CITICORP USA., INC., AS A LENDER AND AS AGENT


                               By:      /s/ [illegible]
                                   ---------------------------------
                               Title:    ATTORNEY-IN-FACT
                                      ------------------------------

                               CITIBANK, N.A., AS ISSUING LENDER

                               By:    /s/ Marjorie Futornick
                                   ----------------------------------
                               Title:  VICE PRESIDENT
                                      -------------------------------

                               BANK OF MONTREAL, AS A LENDER


                               By:     /s/ [illegible]
                                   ---------------------------------
                               Title:  EXECUTIVE VICE PRESIDENT
                                      ------------------------------


                               DRESDNER BANK AG, AS A LENDER
                               New York and Grand Cayman Branches

                               By: /s/ Thomas J. Nadramia  /s/ Brigitte Sacin
                                   ------------------------------------------
                               Title:  VICE PRESIDENT  ASSISTANT TREASURER
                                      ---------------------------------------


                               PNC BANK, NATIONAL ASSOCIATION, AS A LENDER


                               By:    /s/ [illegible]
                                   -----------------------------
                               Title:  VICE PRESIDENT
                                      --------------------------


                               UNION BANK OF CALIFORNIA, N.A., AS A LENDER


                               By:    /s/ Linda L. Beaven
                                   ------------------------------
                               Title:  VICE PRESIDENT
                                      ---------------------------

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